Exhibit 99.1
FOR IMMEDIATE RELEASE
CONTACTS:

Coinstar, Inc.
Brian Turner, Chief Financial Officer	Tom Ryan
425-943-8000	ICR, Inc.
203-682-8200
Media
Marci Maule, Director Public Relations	Matthew Sherman / Barrett Golden
425-943-8277	Joele Frank, Wilkinson Brimmer Katcher
212-355-4449
COINSTAR ISSUES STATEMENT REGARDING FILING BY SHAMROCK
BELLEVUE, Wash. – April 7, 2008 – Coinstar, Inc. (NASDAQ: CSTR) today issued the following statement regarding the Schedule 13D/A filing made by Shamrock Activist Value Fund on April 4, 2008, announcing its intention to nominate three Shamrock representatives for election to Coinstar’s Board of Directors at the Company’s 2008 Annual Meeting of Stockholders:

Coinstar’s Board of Directors and management team are actively engaged in and successfully executing on the Company’s strategy. Since establishing its 4th Wall™ strategy in 2003 to diversify operations from a single business line, Coinstar’s management, with the full support of the Board, has positioned the Company to maximize the earnings power of its current platform. During this time, the Company’s Board and management have also made significant strategic, financial and operational progress, including:

•	Increasing revenue by more than 350% during the past five years to an expected $800 million to $875 million in 2008, with an expectation of $1 billion in revenues by 2010;

•	More than doubling EBITDA from $59 million in 2003 to an expected $135 million to $145 million in 2008, with an expectation of $200 million of EBITDA by 2010;

•	Integrating several complementary businesses to create a leading 4th Wall management platform that consists of Coin, Money Transfer, E-Payment, Entertainment and DVD rental. Since 2003, Coinstar has successfully deployed over 4,650 Coin units and over 6,100 DVD kiosks in retailers globally;

•	Recently signing multi-year contracts or renewals with its largest customers, including Wal-Mart, Kroger, Supervalu and Walgreens; and

•	Further enhancing Coinstar’s strong and deep management team with the recent addition of Paul Davis, a proven executive with a record of operational achievements at P&G, PepsiCo and Starbucks, as Chief Operating Officer.

Since mid-2003, when Coinstar’s Board and management team decided to allocate capital toward diversifying the business for stockholders and create a portfolio of 4th Wall products, the Company’s stock price has increased 150% from approximately $12.00 to $30.17, the closing stock price on April 4, 2008. Coinstar has also delivered strong stockholder returns over the past one, two, and three years, outperforming the S&P 500 in each of those periods as shown in the following table.

	1 Year Performance	2 Year Performance	3 Year Performance
Coinstar	98%	112%	142%

S&P 500	95%	104%	116%

Coinstar’s Board is committed to the highest standards of corporate governance. Just last year, the Company added retail industry veteran R. Michael Rouleau, as a new independent director. Today, the Company’s seven member Board includes six independent directors and Coinstar’s Chief Executive Officer. In addition, as announced on April 3, 2008, the Board unanimously approved a number of corporate governance enhancements that complement Coinstar’s existing strong governance policies and practices. These enhancements include:

•	The implementation of a majority voting standard for uncontested elections;

•	The termination of the Company’s stockholder rights plan and the adoption of a stockholder approval policy for any future rights plan; and

•	Increasing the stock ownership requirements for non-employee directors.

Coinstar’s highly experienced directors have made significant contributions to the Company’s growth and success, and Coinstar believes the composition of its Board should reflect a diversity of backgrounds and experiences relevant to the Company’s strategy and goals. In contrast, Coinstar believes that Shamrock’s hand-picked nominees do not enhance the Board’s composition. According to Shamrock’s notice of nomination:

•	All three of Shamrock’s nominees work for Shamrock, raising questions about their ability to act independently and represent the interests of all Coinstar stockholders;

•	None of Shamrock’s nominees appear to have any retail experience; and

•	One of Shamrock’s nominees has recently graduated from business school, and since then, has no apparent work experience other than as an employee of Shamrock.

Coinstar has always made itself available for constructive dialogue with all of its stockholders. In fact, during the past two years, Coinstar has had many conversations with Shamrock’s representatives. Coinstar’s Board and management remain intently focused on continuing to act in the best interests of all stockholders and executing on the Company’s strategic plan, which has created, and is expected to continue creating, significant value for all Coinstar stockholders.
Coinstar will present details regarding its Board’s recommended slate of director nominees for its 2008 Annual Meeting in the Company’s definitive proxy statement and other materials, which will be filed with the Securities and Exchange Commission and mailed to all stockholders eligible to vote at the Annual Meeting.
About Coinstar, Inc.
Coinstar, Inc. (NASDAQ: CSTR) is a multi-national company offering a range of 4th Wall™ solutions for the retailers’ front of store consisting of self-service coin counting, money transfer, electronic payment solutions, entertainment services and self-service DVD rental. The Company’s products and services can be found at more than 50,000 retail locations including supermarkets, drug stores, mass merchants, financial institutions, convenience stores and restaurants.

Important Additional Information
In connection with its 2008 Annual Meeting of Stockholders, Coinstar will file a proxy statement and other documents regarding the 2008 Annual Meeting with the Securities and Exchange Commission and will mail the definitive proxy statement and a proxy card to each stockholder of record entitled to vote at the 2008 Annual Meeting. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. When they are available, the proxy statement and other documents relating to the 2008 Annual Meeting can be obtained free of charge from the SEC’s website at http://www.sec.gov. These documents can also be obtained free of charge from the Company at its website, www.coinstar.com, under: About Us – Investor Relations – SEC Filings.
The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the 2008 Annual Meeting. Information regarding the interests of the directors and executive officers is set forth in public filings filed by the Company with the Securities and Exchange Commission, including its proxy statement relating to its 2007 Annual Meeting of Stockholders filed on April 27, 2007, and will be set forth in its proxy statement relating to its 2008 Annual Meeting of Stockholders.
Safe Harbor for Forward-Looking Statements
Certain statements in this press release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The words “will,” “believe,” “estimate,” “expect,” “intend,” “anticipate,” “goals,” variations of such words, and similar expressions identify forward-looking statements, but their absence does not mean that the statement is not forward-looking. The forward-looking statements in this release include statements regarding Coinstar, Inc.’s anticipated growth and future operating results. Forward-looking statements are not guarantees of future performance and actual results may vary materially from the results expressed or implied in such statements. Differences may result from actions taken by Coinstar, Inc., as well as from risks and uncertainties beyond Coinstar, Inc.’s control. Such risks and uncertainties include, but are not limited to, the termination, non-renewal or renegotiation on materially adverse terms of our contracts with our significant retailers, payment of increased service fees to retailers, fewer than expected installations, the ability to attract new retailers, penetrate new markets and distribution channels, cross-sell our products and services and react to changing consumer demands, the ability to achieve the strategic and financial objectives for our entry into or expansion of new businesses, the ability to adequately protect our intellectual property, and the application of substantial federal, state, local and foreign laws and regulations specific to our business. The foregoing list of risks and uncertainties is illustrative, but by no means exhaustive. For more information on factors that may affect future performance, please review “Risk Factors” described in Item 1A of Part I of our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission. These forward-looking statements reflect Coinstar, Inc.’s expectations as of the date of this release. Coinstar, Inc. undertakes no obligation to update the information provided herein.